Ivy Funds

Supplement dated May 15, 2015 to the

Ivy Funds Prospectus

dated July 31, 2014

and as supplemented August 4, 2014, November 14, 2014, December 12, 2014, April 1, 2015

and April 15, 2015

The following replaces the “Portfolio Managers” section for Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund on pages 145 and 150, respectively:

Portfolio Managers

Each of George J. Noon, CFA, Portfolio Manager; Keith R. Pauley, CFA, Portfolio Manager; and Stanley J. Kraska, Jr., Portfolio Manager, of LaSalle US, has managed the Fund since its inception in April 2013. Matthew Sgrizzi, CFA, Portfolio Manager, of LaSalle US, has managed the Fund since May 2015.

The following replaces the fourth and fifth paragraphs of the “The Management of the Funds — Portfolio Management — Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund” section on page 212:

Matthew Sgrizzi, CFA, is a Managing Director of LaSalle US. He is responsible for managing separate account portfolios of public European property companies and the European portion of LaSalle Securities’ global securities portfolio accounts. He is also a deputy global portfolio manager with support responsibility for regional allocation of global client portfolios. Mr. Sgrizzi’s previous responsibilities included serving as the senior European analyst and acting as a deputy European portfolio manager based in the Amsterdam Securities office. Prior to his time in Amsterdam, he held responsibilities as an analyst in Baltimore covering US lodging companies, Asia Pacific listed property companies and overall global portfolio management. He graduated from Loyola University Maryland with a B.A. in Finance, and joined LaSalle US in 2002. Mr. Sgrizzi is a member of the Baltimore Security Analysts Society.

Each of George J. Noon, CFA, Portfolio Manager; Keith R. Pauley, CFA, Portfolio Manager; and Stanley J. Kraska, Jr., Portfolio Manager, of LaSalle US, has managed each Fund since their inception in April 2013. Matthew Sgrizzi, CFA, Portfolio Manager, of LaSalle US, has managed each Fund since May 2015.

Supplement	Prospectus	1